Exhibit 99.2

Max Capital Group Ltd.

Investor Financial Supplement

Third Quarter 2009

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Max Capital Group Ltd with the U.S. Securities Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act 1934.

Max Capital Group Ltd.

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill, +1-212-521-4800

MAX CAPITAL GROUP LTD.

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Cautionary note regarding forward-looking information

This financial supplement includes statements about future economic performance, finances, expectations, plans and prospects of Max Capital Group Ltd. that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

MAX CAPITAL GROUP LTD.

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Quarter Ended		Nine months		Previous Year Quarter Change	Previous Year to Date Change
	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008
HIGHLIGHTS
Net income	$95,326	$(163,187)	$183,623	$(81,235)	n/a	n/a
Net operating income [a]	53,660	(144,651)	148,404	(58,231)	n/a	n/a
Operating cashflow	134,322	180,992	249,851	349,633	(25.8%)	(28.5%)
Gross premiums written	265,886	206,260	1,096,668	882,186	28.9%	24.3%
Net premiums earned	208,016	141,589	627,083	512,011	46.9%	22.5%
Total assets	7,428,746	6,638,933	7,428,746	6,638,933	11.9%	11.9%
Total shareholders’ equity	1,546,674	1,274,482	1,546,674	1,274,482	21.4%	21.4%
PER SHARE
Basic earnings per share
Net income	$1.67	$(2.89)	$3.22	$(1.43)
Net operating income [a]	0.95	(2.57)	2.61	(1.03)
Diluted earnings per share
Net income	$1.64	$(2.89)	$3.18	$(1.43)
Net operating income [a]	0.92	(2.57)	2.57	(1.03)
Weighted average shares outstanding - basic	57,233,115	56,385,134	56,978,901	56,660,457
Weighted average shares outstanding - diluted	58,210,501	56,385,134	57,677,996	56,660,457
Book value per common share [b]	$27.13	$22.77	$27.13	$22.77	19.1%	19.1%
Diluted book value per share (treasury stock method) [b]	26.54	21.88	26.54	21.88	21.3%	21.3%
RATIOS
Annualized return on average shareholders equity [c]	26.2%	(47.2%)	17.3%	(7.6%)
Annualized net operating return on average shareholders equity [c]	14.8%	(41.9%)	14.0%	(5.4%)
Loss ratio [d]	63.4%	75.5%	64.7%	66.6%
Acquisition cost ratio [d]	13.4%	9.7%	12.4%	8.4%
General and administrative expense ratio [d]	14.1%	13.8%	13.4%	14.1%
Combined ratio [d]	90.9%	99.0%	90.5%	89.1%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized gains and losses on fixed maturities, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 29.
[c]	For detailed calculations see page 26.
[d]	For property and casualty business only.

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Cash and cash equivalents	$1,056,011	$1,008,178	$955,577	$949,404	$652,929
Fixed maturities, trading at fair value	74,337	63,666	56,041	61,820	—
Fixed maturities, available for sale at fair value	2,872,146	3,615,549	3,424,866	3,592,039	3,410,672
Fixed maturities, held to maturity at amortized cost (fair value $1,069,245)	1,026,244	—	—	—	—
Other investments, at fair value	389,515	436,603	599,485	753,658	930,315
Accrued interest income	52,145	47,432	45,816	52,882	47,639
Premiums receivable	546,195	670,443	673,551	554,845	505,260
Losses and benefits recoverable from reinsurers	985,614	930,483	879,823	846,622	716,186
Deferred acquisition costs	66,451	70,097	64,000	51,337	51,568
Prepaid reinsurance premiums	206,924	246,068	238,700	192,889	180,322
Trades pending settlement	38,217	95,919	131,325	85,727	62,384
Other assets	114,947	108,121	108,190	110,772	81,658

Total assets	$7,428,746	$7,292,559	$7,177,374	$7,251,995	$6,638,933

LIABILITIES
Property and casualty losses	$3,159,156	$3,058,337	$3,005,125	$2,938,171	$2,568,020
Life and annuity benefits	1,415,836	1,389,052	1,306,573	1,366,976	1,222,016
Deposit liabilities	152,638	153,109	153,265	219,260	219,524
Funds withheld from reinsurers	142,384	140,826	148,942	164,157	158,957
Unearned property and casualty premiums	676,342	745,948	690,122	574,134	557,845
Reinsurance balances payable	151,615	190,479	165,008	160,686	147,579
Accounts payable and accrued expenses	92,722	54,964	54,108	81,916	95,713
Bank loans	—	105,000	300,000	375,000	295,000
Senior notes	91,379	91,375	91,369	91,364	99,797

Total liabilities	5,882,072	5,929,090	5,914,512	5,971,664	5,364,451

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—	—	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 57,013,063 shares issued and outstanding	57,013	56,599	55,883	55,806	55,970
Additional paid-in capital	773,923	772,047	768,585	763,391	759,478
Accumulated other comprehensive loss	41,602	(49,730)	(107,588)	(45,399)	(146,749)
Retained earnings	674,136	584,553	545,982	506,533	605,783

Total shareholders’ equity	1,546,674	1,363,469	1,262,862	1,280,331	1,274,482

Total liabilities and shareholders’ equity	$7,428,746	$7,292,559	$7,177,374	$7,251,995	$6,638,933

Book Value Per Share	$27.13	$24.09	$22.60	$22.94	$22.77

Diluted Book Value Per Share (treasury stock method)	$26.54	$23.53	$21.88	$22.46	$21.88

Debt-to-capital ratio [a]	5.6%	6.3%	16.0%	15.9%	10.5%

[a]	Calculated as debt, being bank loans (excluding swap loan) and senior notes, divided by shareholders’ equity plus debt.

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTER ENDED
	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	Sept. 30, 2007
REVENUES
Gross premiums written	$265,886	$396,509	$434,273	$372,065	$206,260	$222,989
Reinsurance premiums ceded	(83,290)	(129,669)	(164,379)	(114,196)	(96,061)	(49,680)

Net premiums written	$182,596	$266,840	$269,894	$257,869	$110,199	$173,309

Earned premiums	$329,869	$354,620	$309,382	$409,572	$238,378	$239,462
Earned premiums ceded	(121,853)	(125,835)	(119,100)	(108,073)	(96,789)	(61,908)

Net premiums earned	208,016	228,785	190,282	301,499	141,589	177,554
Net investment income	42,830	41,755	40,488	44,226	45,265	49,665
Net gains (losses) on other investments	23,275	21,406	18,013	(88,003)	(158,756)	14,487
Net realized gains (losses) on fixed maturities	1,253	66	428	(948)	(3,793)	(1,650)
Total other-than-temporary impairment losses	—	(5,190)	—	—	(13,757)	—
Portion of loss recognized in other comprehensive income (loss) before taxes	(139)	3,176	—	—	—	—

Net impairment losses recognized in earnings	(139)	(2,014)	—	—	(13,757)	—
Other income	819	974	1,306	2,702	(423)	244

Total revenues	276,054	290,972	250,517	259,476	10,125	240,300

LOSSES AND EXPENSES
Net losses and loss expenses	131,778	122,228	124,723	115,160	106,834	50,781
Claims and policy benefits	14,378	55,407	14,332	164,351	14,000	70,572
Acquisition costs	27,997	25,059	20,630	16,635	13,896	12,105
Interest expense	5,971	4,744	3,939	15,542	4,501	13,673
Net foreign exchange (gains) losses	406	(3,404)	(3,476)	7,889	1,971	8
Merger and acquisition expenses	(41,350)	4,785	5,223	(544)	(500)	—
General and administrative expenses	40,372	36,105	39,060	34,468	31,837	27,775

Total losses and expenses	179,552	244,924	204,431	353,501	172,539	174,914

INCOME (LOSS) BEFORE TAXES	96,502	46,048	46,086	(94,025)	(162,414)	65,386
Income tax expense (benefit)	1,176	2,290	1,547	58	773	(1,380)

NET INCOME (LOSS)	95,326	43,758	44,539	(94,083)	(163,187)	66,766
Change in net unrealized gains and losses on available for sale securities, net of tax	95,794	36,933	(66,098)	118,821	(40,127)	33,274
Foreign currency translation adjustment	(4,462)	20,925	3,909	(17,471)	(9,116)	1,666

COMPREHENSIVE INCOME (LOSS)	$186,658	$101,616	$(17,650)	$7,267	$(212,430)	$101,706

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	63.4%	65.1%	65.7%	74.9%	75.5%	44.0%
Acquisition cost ratio [b]	13.4%	13.0%	10.8%	11.2%	9.7%	10.3%
General and administrative expense ratio [c]	14.1%	12.7%	13.2%	13.5%	13.8%	14.7%

Combined ratio	90.9%	90.8%	89.7%	99.6%	99.0%	69.0%

Net income per share - basic	$1.67	$0.77	$0.79	$(1.67)	$(2.89)	$1.12
Net income per share - diluted [d]	$1.64	$0.76	$0.78	$(1.67)	$(2.89)	$1.05
Net operating income per share - diluted	$0.92	$0.83	$0.82	$(1.52)	$(2.57)	$1.08
Annualized ROAE [e]	26.2%	13.3%	14.0%	(29.5%)	(47.2%)	17.8%
Annualized Net Operating ROAE [e]	14.8%	14.6%	14.8%	(26.8%)	(41.9%)	18.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss
[e]	See page 26 for calculation of annualized return on average shareholders’ equity (ROAE) and net operating ROAE

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	NINE MONTHS ENDED			YEAR ENDED
	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2007	Dec. 31, 2008	Dec. 31, 2007
REVENUES
Gross premiums written	$1,096,668	$882,186	$678,089	$1,254,250	$1,078,286
Reinsurance premiums ceded	(377,338)	(299,851)	(203,521)	(414,047)	(281,696)

Net premiums written	$719,330	$582,335	$474,568	$840,203	$796,590

Earned premiums	$993,871	$760,676	$640,651	$1,170,248	$1,074,173
Earned premiums ceded	(366,788)	(248,665)	(185,664)	(356,738)	(256,268)

Net premiums earned	627,083	512,011	454,987	813,510	817,905
Net investment income	125,073	137,398	138,851	181,624	188,206
Net gains (losses) on other investments	62,693	(144,990)	136,686	(232,993)	186,721
Net realized gains (losses) on fixed maturities	1,747	(1,024)	(2,975)	(1,972)	(2,930)
Total other-than-temporary impairment losses	(5,190)	(16,887)	—	(16,887)	(1,087)
Portion of loss recognized in other comprehensive income (loss) before taxes	3,037	—	—	—	—

Net impairment losses recognized in earnings	(2,153)	(16,887)	—	(16,887)	(1,087)
Other income	3,099	1,001	587	3,703	745

Total revenues	817,542	487,509	728,136	746,985	1,189,560

LOSSES AND EXPENSES
Net losses and loss expenses	378,729	278,585	243,229	393,745	330,394
Claims and policy benefits	84,117	137,175	91,640	301,526	345,602
Acquisition costs	73,686	35,743	46,763	52,379	61,360
Interest expense	14,654	20,547	30,108	36,089	42,663
Net foreign exchange (gains) losses	(6,474)	1,984	15	9,873	25
Merger and acquisition expenses	(31,342)	3,488	—	2,944	—
General and administrative expenses	115,537	90,048	79,726	124,515	106,689

Total losses and expenses	628,907	567,570	491,481	921,071	886,733

INCOME (LOSS) BEFORE TAXES	188,635	(80,061)	236,655	(174,086)	302,827
Income tax expense (benefit)	5,012	1,174	(4,244)	1,232	(422)

NET INCOME (LOSS)	183,623	(81,235)	240,899	(175,318)	303,249
Change in net unrealized gains and losses on available for sale securities, net of tax	66,629	(108,939)	(24,472)	9,882	369
Foreign currency translation adjustment	20,372	(17,469)	2,535	(34,940)	978

COMPREHENSIVE INCOME (LOSS)	$270,624	$(207,643)	$218,962	$(200,376)	$304,596

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	64.7%	66.6%	62.1%	68.9%	64.0%
Acquisition cost ratio [b]	12.4%	8.4%	11.8%	9.2%	11.6%
General and administrative expense ratio [c]	13.4%	14.1%	12.2%	13.8%	12.6%

Combined ratio	90.5%	89.1%	86.1%	91.9%	88.2%

Net income per share - basic	$3.22	$(1.43)	$4.01	$(3.10)	$5.06
Net income per share - diluted [d]	$3.18	$(1.43)	$3.77	$(3.10)	$4.75
Net operating income per share - diluted	$2.57	$(1.03)	$3.81	$(2.54)	$4.81
Annualized ROAE [e]	17.3%	(7.6%)	22.0%	(12.2%)	20.4%
Annualized Net Operating ROAE [e]	14.0%	(5.4%)	22.2%	(10.0%)	20.7%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss
[e]	See page 26 for calculation of annualized return on average shareholders’ equity (ROAE) and net operating ROAE

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$81,134	$94,118	$69,419	$21,087	$265,758	$128	$—	$265,886
Reinsurance premiums ceded	(41,884)	(11,106)	(26,259)	(4,015)	(83,264)	(26)	—	(83,290)

Net premiums written	$39,250	$83,012	$43,160	$17,072	$182,494	$102	$—	$182,596

Earned premiums	$103,961	$128,458	$68,175	$29,147	$329,741	$128	$—	$329,869
Earned premiums ceded	(54,814)	(25,367)	(37,074)	(4,572)	(121,827)	(26)	—	(121,853)

Net premiums earned	49,147	103,091	31,101	24,575	207,914	102	—	208,016
Net investment income	5,898	10,404	1,461	1,749	19,512	13,143	10,175	42,830
Net gains on other investments	1,298	3,040	—	—	4,338	11,932	7,005	23,275
Net realized gains (losses) on fixed maturities	—	—	—	1,400	1,400	—	(147)	1,253
Net impairment losses recognized in earnings	—	—	—	—	—	—	(139)	(139)
Other income	91	—	52	(33)	110	—	709	819

Total revenues	56,434	116,535	32,614	27,691	233,274	25,177	17,603	276,054
Net losses and loss expenses	31,756	68,728	21,266	10,028	131,778	—	—	131,778
Claims and policy benefits	—	—	—	—	—	14,378	—	14,378
Acquisition costs	369	20,299	1,926	5,250	27,844	153	—	27,997
Interest expense	—	1,706	—	—	1,706	2,349	1,916	5,971
Net foreign exchange losses	—	—	—	42	42	—	364	406
Merger and acquisition expenses	—	—	—	—	—	—	(41,350)	(41,350)
General and administrative expenses	7,281	8,857	7,804	5,423	29,365	829	10,178	40,372

Total losses and expenses	39,406	99,590	30,996	20,743	190,735	17,709	(28,892)	179,552

Income before taxes	$17,028	$16,945	$1,618	$6,948	$42,539	$7,468	$46,495	$96,502

Loss ratio [a]	64.6%	66.7%	68.4%	40.8%	63.4%
Acquisition cost ratio [b]	0.8%	19.7%	6.2%	21.4%	13.4%
General and administrative expense ratio [c]	14.8%	8.5%	25.1%	22.0%	14.1%

Combined ratio	80.2%	94.9%	99.7%	84.2%	90.9%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business

MAX CAPITAL GROUP LTD.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total
	Insurance	Reinsurance
UNDERWRITING RATIOS
Loss ratio	64.6%	66.7%	68.4%	40.8%	63.4%
Acquisition cost ratio	0.8%	19.7%	6.2%	21.4%	13.4%
General and administration expense ratio	14.8%	8.5%	25.1%	22.0%	14.1%

Combined ratio	80.2%	94.9%	99.7%	84.2%	90.9%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	22.4%	3.1%	(8.7%)	14.6%	7.2%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	87.0%	69.8%	59.7%	55.4%	70.6%
Acquisition cost ratio	0.8%	19.7%	6.2%	21.4%	13.4%
General and administration expense ratio	14.8%	8.5%	25.1%	22.0%	14.1%

Combined ratio	102.6%	98.0%	91.0%	98.8%	98.1%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	Sept. 30, 2007
Gross premiums written	$81,134	$133,911	$87,682	$113,080	$80,908	$80,140
Reinsurance premiums ceded	(41,884)	(49,251)	(54,941)	(64,999)	(38,316)	(34,891)

Net premiums written	$39,250	$84,660	$32,741	$48,081	$42,592	$45,249

Earned premiums	$103,961	$101,551	$102,197	$92,988	$93,264	$98,003
Earned premiums ceded	(54,814)	(50,743)	(52,153)	(48,134)	(47,013)	(49,896)

Net premiums earned	49,147	50,808	50,044	44,854	46,251	48,107
Net investment income	5,898	5,722	5,241	5,124	4,933	4,102
Net gains (losses) on other investments	1,298	1,003	1,236	(9,923)	(14,937)	1,108
Net realized gains (losses) on fixed maturities	—	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—	—
Other income	91	—	1,147	—	—	—

Total revenues	56,434	57,533	57,668	40,055	36,247	53,317
Net losses and loss expenses	31,756	37,809	36,464	33,331	39,014	33,817
Claims and policy benefits	—	—	—	—	—	—
Acquisition costs	369	(470)	(1,402)	(865)	(743)	(339)
Interest expense	—	—	—	—	—	—
Net foreign exchange (gains) losses	—	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—	—
General and administrative expenses	7,281	5,415	5,129	5,049	5,200	4,494

Total losses and expenses	39,406	42,754	40,191	37,515	43,471	37,972

Income (loss) before taxes	$17,028	$14,779	$17,477	$2,540	$(7,224)	$15,345

Loss ratio	64.6%	74.4%	72.9%	74.3%	84.4%	70.3%
Acquisition cost ratio	0.8%	(0.9%)	(2.8%)	(1.9%)	(1.6%)	(0.7%)
General and administration expense ratio	14.8%	10.6%	10.2%	11.2%	11.2%	9.3%

Combined ratio	80.2%	84.1%	80.3%	83.6%	94.0%	78.9%

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2008	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	Sept. 30, 2007
Gross premiums written	$94,118	$95,196	$232,982	$42,025	$72,458	$68,839
Reinsurance premiums ceded	(11,106)	(18,085)	(51,383)	(7,288)	(27,210)	(6,463)

Net premiums written	$83,012	$77,111	$181,599	$34,737	$45,248	$62,376

Earned premiums	$128,458	$112,550	$123,986	$115,494	$110,132	$74,673
Earned premiums ceded	(25,367)	(22,825)	(26,519)	(26,549)	(28,054)	(8,672)

Net premiums earned	103,091	89,725	97,467	88,945	82,078	66,001
Net investment income	10,404	9,975	9,228	8,272	8,360	9,994
Net gains (losses) on other investments	3,040	2,385	3,042	(21,458)	(32,637)	3,903
Net realized gains (losses) on fixed maturities	—	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—	—
Other income	—	12	—	—	—	—

Total revenues	116,535	102,097	109,737	75,759	57,801	79,898
Net losses and loss expenses	68,728	57,813	66,215	68,423	58,990	16,170
Claims and policy benefits	—	—	—	—	—	—
Acquisition costs	20,299	15,734	17,463	16,154	12,668	12,334
Interest expense	1,706	1,191	(497)	5,134	(63)	4,675
Net foreign exchange (gains) losses	—	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—	—
General and administrative expenses	8,857	7,223	7,524	6,567	6,186	6,487

Total losses and expenses	99,590	81,961	90,705	96,278	77,781	39,666

Income (loss) before taxes	$16,945	$20,136	$19,032	$(20,519)	$(19,980)	$40,232

Loss ratio	66.7%	64.4%	67.9%	76.9%	71.9%	24.5%
Acquisition cost ratio	19.7%	17.5%	18.0%	18.2%	15.4%	18.7%
General and administration expense ratio	8.5%	8.1%	7.7%	7.4%	7.5%	9.8%

Combined ratio	94.9%	90.0%	93.6%	102.5%	94.8%	53.0%

MAX CAPITAL GROUP LTD.

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	Sept. 30, 2007
Gross premiums written	$69,419	$81,016	$68,833	$60,191	$52,894	$11,820
Reinsurance premiums ceded	(26,259)	(51,659)	(40,661)	(37,376)	(30,535)	(8,200)

Net premiums written	$43,160	$29,357	$28,172	$22,815	$22,359	$3,620

Earned premiums	$68,175	$63,078	$54,356	$43,502	$34,982	$4,596
Earned premiums ceded	(37,074)	(41,657)	(32,951)	(27,803)	(21,722)	(3,214)

Net premiums earned	31,101	21,421	21,405	15,699	13,260	1,382
Net investment income	1,461	1,495	1,593	1,672	1,753	2,211
Net gains (losses) on other investments	—	—	—	—	—	—
Net realized gains (losses) on fixed maturities	—	—	148	—	(523)	—
Net impairment losses recognized in earnings	—	—	—	—	—	—
Other income	52	372	(152)	163	140	—

Total revenues	32,614	23,288	22,994	17,534	14,630	3,593
Net losses and loss expenses	21,266	13,149	12,085	10,936	8,830	794
Claims and policy benefits	—	—	—	—	—	—
Acquisition costs	1,926	2,723	1,224	980	1,773	(76)
Interest expense	—	—	—	—	—	—
Net foreign exchange (gains) losses	—	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—	—
General and administrative expenses	7,804	5,635	7,756	6,636	8,323	5,970

Total losses and expenses	30,996	21,507	21,065	18,552	18,926	6,688

Income (loss) before taxes	$1,618	$1,781	$1,929	$(1,018)	$(4,296)	$(3,095)

Loss ratio	68.4%	61.4%	56.5%	69.7%	66.6%	57.5%
Acquisition cost ratio	6.2%	12.7%	5.7%	6.2%	13.4%	-5.6%
General and administration expense ratio	25.1%	26.3%	36.2%	42.3%	62.7%	n/a

Combined ratio	99.7%	100.4%	98.4%	118.2%	142.7%	n/a

MAX CAPITAL GROUP LTD.

MAX AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008 [a]
Gross premiums written	$21,087	$45,363	$44,179	$8,844
Reinsurance premiums ceded	(4,015)	(10,647)	(17,301)	(4,294)

Net premiums written	$17,072	$34,716	$26,878	$4,550

Earned premiums	$29,147	$36,418	$28,246	$9,663
Earned premiums ceded	(4,572)	(10,583)	(7,384)	(5,349)

Net premiums earned	24,575	25,835	20,862	4,314
Net investment income	1,749	645	822	542
Net gains (losses) on other investments	—	—	—	—
Net realized gains on fixed maturities	1,400	720	467	508
Net impairment losses recognized in earnings	—	—	—	—
Other income	(33)	436	72	160

Total revenues	27,691	27,636	22,223	5,524
Net losses and loss expenses	10,028	13,457	9,959	2,470
Claims and policy benefits	—	—	—	—
Acquisition costs	5,250	6,395	3,152	981
Interest expense	—	—	—	—
Net foreign exchange losses (gains)	42	(1,656)	(3,510)	(382)
Merger and acquisition expenses	—	—	—	—
General and administrative expenses	5,423	5,712	4,721	2,525

Total losses and expenses	20,743	23,908	14,322	5,594

Income (loss) before taxes	$6,948	$3,728	$7,901	$(70)

Loss ratio	40.8%	52.1%	47.7%	57.3%
Acquisition cost ratio	21.4%	24.8%	15.1%	22.7%
General and administration expense ratio	22.0%	22.1%	22.7%	58.5%

Combined ratio	84.2%	99.0%	85.5%	138.5%

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	Sept. 30, 2007
Gross premiums written	$128	$41,023	$597	$147,925	$—	$62,190
Reinsurance premiums ceded	(26)	(27)	(93)	(238)	—	(126)

Net premiums written	$102	$40,996	$504	$147,687	$—	$62,064

Earned premiums	$128	$41,023	$597	$147,925	$—	$62,190
Earned premiums ceded	(26)	(27)	(93)	(238)	—	(126)

Net premiums earned	102	40,996	504	147,687	—	62,064
Net investment income	13,143	12,917	11,566	10,126	9,347	7,620
Net gains (losses) on other investments	11,932	9,346	7,868	(42,170)	(65,286)	4,529
Net realized gains (losses) on fixed maturities	—	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—	—
Other income	—	—	—	—	—	—

Total revenues	25,177	63,259	19,938	115,643	(55,939)	74,213
Net losses and loss expenses	—	—	—	—	—	—
Claims and policy benefits	14,378	55,407	14,332	164,351	14,000	70,572
Acquisition costs	153	677	193	(615)	198	186
Interest expense	2,349	837	(383)	4,722	(148)	2,200
Net foreign exchange (gains) losses	—	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—	—
General and administrative expenses	829	657	694	644	782	697

Total losses and expenses	17,709	57,578	14,836	169,102	14,832	73,655

Income (loss) before taxes	$7,468	$5,681	$5,102	$(53,459)	$(70,771)	$558

MAX CAPITAL GROUP LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:	FOR THE QUARTERS ENDED
	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	Sept. 30, 2007
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	$13,495	$10,634	$6,185	$31,164	$9,057	$979
Excess Liability	19,084	33,352	34,648	26,933	20,783	29,490
Professional Liability	39,146	63,258	32,441	42,575	42,849	36,021
Property	9,409	26,667	14,408	12,408	8,219	13,650

	81,134	133,911	87,682	113,080	80,908	80,140
Bermuda/Dublin Reinsurance:
Agriculture	(95)	(233)	87,666	234	(4,834)	—
Aviation	10,477	10,699	4,159	3,809	4,226	13,516
General Casualty	7,279	(2,016)	18,141	1,926	887	8,532
Marine & Energy	5,987	(343)	9,078	4,877	2,618	8,131
Medical Malpractice	2,567	17,437	36,393	12,578	7,686	12,337
Other	—	402	1,866	(915)	(1,169)	526
Professional Liability	20,992	15,219	9,711	9,412	5,543	5,909
Property	13,541	33,692	42,181	1,506	18,544	17,567
Whole Account	2,546	1,588	4,375	2,425	2,594	4,010
Workers’ Compensation	30,824	18,751	19,412	6,172	36,363	(1,689)

	94,118	95,196	232,982	42,024	72,458	68,839
U.S. Specialty:
General Casualty	27,267	22,816	18,943	16,989	22,427	—
Marine	16,168	14,968	14,781	12,944	11,331	—
Property	25,984	43,232	35,109	30,258	19,136	11,820

	69,419	81,016	68,833	60,191	52,894	11,820
Max at Lloyd’s [a]:
Accident & Health	3,692	5,255	12,410	408	—	—
Financial Institutions	6,873	7,679	3,824	4,062	—	—
Professional Liability	5,284	6,530	2,785	2,928	—	—
Property	5,238	25,899	25,160	1,446	—	—

	21,087	45,363	44,179	8,844	—	—

Aggregate Property & Casualty	$265,758	$355,486	$433,676	$224,139	$206,260	$160,799

Life & Annuity:
Annuity	$—	$—	$—	$146,734	$—	$62,010
Health	—	—	—	—	—	28
Life	128	41,023	597	1,191	—	152

Aggregate Life & Annuity	128	41,023	597	147,925	—	62,190

Aggregate P&C and Life & Annuity	$265,886	$396,509	$434,273	$372,064	$206,260	$222,989

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$302,727	$422,296	$219,268	$110,629	$1,054,920	$41,748	$—	$1,096,668
Reinsurance premiums ceded	(146,076)	(80,574)	(118,579)	(31,963)	(377,192)	(146)	—	(377,338)

Net premiums written	$156,651	$341,722	$100,689	$78,666	$677,728	$41,602	$—	$719,330

Earned premiums	$307,709	$364,994	$185,609	$93,811	$952,123	$41,748	$—	$993,871
Earned premiums ceded	(157,710)	(74,711)	(111,682)	(22,539)	(366,642)	(146)	—	(366,788)

Net premiums earned	149,999	290,283	73,927	71,272	585,481	41,602	—	627,083
Net investment income	16,861	29,607	4,549	3,216	54,233	37,626	33,214	125,073
Net gains on other investments	3,537	8,467	—	—	12,004	29,146	21,543	62,693
Net realized gains (losses) on fixed maturities	—	—	148	2,587	2,735	—	(988)	1,747
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,153)	(2,153)
Other income	1,238	12	272	475	1,997	—	1,102	3,099

Total revenues	171,635	328,369	78,896	77,550	656,450	108,374	52,718	817,542
Net losses and loss expenses	106,029	192,756	46,500	33,444	378,729	—	—	378,729
Claims and policy benefits	—	—	—	—	—	84,117	—	84,117
Acquisition costs	(1,503)	53,496	5,873	14,797	72,663	1,023	—	73,686
Interest expense	—	2,400	—	—	2,400	2,803	9,451	14,654
Net foreign exchange gains	—	—	—	(5,124)	(5,124)	—	(1,350)	(6,474)
Merger and acquisition expenses	—	—	—	—	—	—	(31,342)	(31,342)
General and administrative expenses	17,825	23,604	21,195	15,856	78,480	2,180	34,877	115,537

Total losses and expenses	122,351	272,256	73,568	58,973	527,148	90,123	11,636	628,907

Income before taxes	$49,284	$56,113	$5,328	$18,577	$129,302	$18,251	$41,082	$188,635

Loss ratio	70.7%	66.4%	62.9%	46.9%	64.7%
Acquisition cost ratio	(1.0%)	18.5%	7.9%	20.8%	12.4%
General and administration expense ratio	11.9%	8.1%	28.7%	22.2%	13.4%

Combined ratio	81.6%	93.0%	99.5%	89.9%	90.5%

MAX CAPITAL GROUP LTD.

CONSOLIDATED UNDERWRITING RATIOS - NINE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Bermuda/Dublin
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	70.7%	66.4%	62.9%	46.9%	64.7%
Acquisition cost ratio	(1.0%)	18.5%	7.9%	20.8%	12.4%
General and administration expense ratio	11.9%	8.1%	28.7%	22.2%	13.4%

Combined ratio	81.6%	93.0%	99.5%	89.9%	90.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	17.6%	6.9%	(2.4%)	3.9%	8.1%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	88.3%	73.3%	60.5%	50.8%	72.8%
Acquisition cost ratio	(1.0%)	18.5%	7.9%	20.8%	12.4%
General and administration expense ratio	11.9%	8.1%	28.7%	22.2%	13.4%

Combined ratio	99.2%	99.9%	97.1%	93.8%	98.6%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$302,727	$276,288	$284,078	$389,368	$382,926
Reinsurance premiums ceded	(146,076)	(133,099)	(146,419)	(198,098)	(201,987)

Net premiums written	$156,651	$143,189	$137,659	$191,270	$180,939

Earned premiums	$307,709	$278,092	$299,984	$371,080	$398,776
Earned premiums ceded	(157,710)	(140,991)	(150,854)	(189,125)	(199,223)

Net premiums earned	149,999	137,101	149,130	181,955	199,553
Net investment income	16,861	13,313	12,056	18,437	16,160
Net gains (losses) on other investments	3,537	(13,576)	10,517	(23,499)	14,271
Net realized gains (losses) on fixed maturities	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—
Other income	1,238	1,112	—	1,112	—

Total revenues	171,635	137,950	171,703	178,005	229,984
Net losses and loss expenses	106,029	108,819	110,799	142,150	153,816
Claims and policy benefits	—	—	—	—	—
Acquisition costs	(1,503)	(1,945)	(972)	(2,810)	(1,162)
Interest expense	—	—	—	—	—
Net foreign exchange (gains) losses	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—
General and administrative expenses	17,825	16,052	13,409	21,101	19,348

Total losses and expenses	122,351	122,926	123,236	160,441	172,002

Income before taxes	$49,284	$15,024	$48,467	$17,564	$57,982

Loss ratio	70.7%	79.4%	74.3%	78.1%	77.1%
Acquisition cost ratio	(1.0%)	(1.3%)	(0.7%)	(1.5%)	(0.6%)
General and administration expense ratio	11.9%	11.6%	9.0%	11.6%	9.7%

Combined ratio	81.6%	89.7%	82.6%	88.2%	86.2%

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$422,296	$377,485	$308,765	$419,509	$345,156
Reinsurance premiums ceded	(80,574)	(85,133)	(41,629)	(92,421)	(44,565)

Net premiums written	$341,722	$292,352	$267,136	$327,088	$300,591

Earned premiums	$364,994	$310,663	$271,578	$426,157	$356,448
Earned premiums ceded	(74,711)	(57,817)	(30,531)	(84,366)	(43,501)

Net premiums earned	290,283	252,846	241,047	341,791	312,947
Net investment income	29,607	27,797	31,826	36,069	41,025
Net gains (losses) on other investments	8,467	(29,638)	41,364	(51,096)	53,021
Net realized gains (losses) on fixed maturities	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—
Other income	12	—	—	—	—

Total revenues	328,369	251,005	314,237	326,764	406,993
Net losses and loss expenses	192,756	150,326	131,484	218,749	173,317
Claims and policy benefits	—	—	—	—	—
Acquisition costs	53,496	35,174	47,247	51,328	60,910
Interest expense	2,400	2,382	8,919	7,516	11,890
Net foreign exchange (gains) losses	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—
General and administrative expenses	23,604	21,981	20,428	28,548	28,394

Total losses and expenses	272,256	209,863	208,078	306,141	274,511

Income before taxes	$56,113	$41,142	$106,159	$20,623	$132,482

Loss ratio	66.4%	59.5%	54.5%	64.0%	55.4%
Acquisition cost ratio	18.4%	13.9%	19.6%	15.0%	19.4%
General and administration expense ratio	8.2%	8.7%	8.5%	8.4%	9.1%

Combined ratio	93.0%	82.1%	82.6%	87.4%	83.9%

MAX CAPITAL GROUP LTD.

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$219,268	$134,162	$21,692	$194,353	$48,243
Reinsurance premiums ceded	(118,579)	(81,334)	(15,074)	(118,710)	(34,610)

Net premiums written	$100,689	$52,828	$6,618	$75,643	$13,633

Earned premiums	$185,609	$77,670	$5,535	$121,172	$16,988
Earned premiums ceded	(111,682)	(49,571)	(3,880)	(77,374)	(13,010)

Net premiums earned	73,927	28,099	1,655	43,798	3,978
Net investment income	4,549	5,563	3,856	7,235	5,974
Net gains (losses) on other investments	—	—	—	—	—
Net realized gains (losses) on fixed maturities	148	(523)	—	(523)	—
Net impairment losses recognized in earnings	—	—	—	—	—
Other income	272	140	—	303	—

Total revenues	78,896	33,279	5,511	50,813	9,952
Net losses and loss expenses	46,500	19,440	946	30,376	3,261
Claims and policy benefits	—	—	—	—	—
Acquisition costs	5,873	2,058	(96)	3,039	376
Interest expense	—	—	—	—	—
Net foreign exchange (gains) losses	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—
General and administrative expenses	21,195	20,599	14,149	27,235	17,430

Total losses and expenses	73,568	42,097	14,999	60,650	21,067

Income (loss) before taxes	$5,328	$(8,818)	$(9,488)	$(9,837)	$(11,115)

Loss ratio	62.9%	69.2%	57.2%	69.4%	82.0%
Acquisition cost ratio	7.9%	7.3%	(5.8%)	6.9%	9.5%
General and administration expense ratio	28.7%	73.3%	n/a	62.2%	n/a

Combined ratio	99.5%	149.8%	n/a	138.5%	n/a

MAX CAPITAL GROUP LTD.

MAX AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED	FOR THE YEAR ENDED
	Sept. 30, 2009	Dec. 31, 2008 [a]
Gross premiums written	$110,629	$8,844
Reinsurance premiums ceded	(31,963)	(4,294)

Net premiums written	$78,666	$4,550

Earned premiums	$93,811	$9,663
Earned premiums ceded	(22,539)	(5,349)

Net premiums earned	71,272	4,314
Net investment income	3,216	542
Net gains (losses) on other investments	—	—
Net realized gains on fixed maturities	2,587	508
Net impairment losses recognized in earnings	—	—
Other income	475	160

Total revenues	77,550	5,524
Net losses and loss expenses	33,444	2,470
Claims and policy benefits	—	—
Acquisition costs	14,797	981
Interest expense	—	—
Net foreign exchange gains	(5,124)	(382)
Merger and acquisition expenses	—	—
General and administrative expenses	15,856	2,525

Total losses and expenses	58,973	5,594

Income (loss) before taxes	$18,577	$(70)

Loss ratio	46.9%	57.3%
Acquisition cost ratio	20.8%	22.7%
General and administration expense ratio	22.2%	58.5%

Combined ratio	89.9%	138.5%

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$41,748	$94,251	$63,554	$242,176	$301,961
Reinsurance premiums ceded	(146)	(286)	(399)	(524)	(534)

Net premiums written	$41,602	$93,965	$63,155	$241,652	$301,427

Earned premiums	$41,748	$94,251	$63,554	$242,176	$301,961
Earned premiums ceded	(146)	(286)	(399)	(524)	(534)

Net premiums earned	41,602	93,965	63,155	241,652	301,427
Net investment income	37,626	29,932	22,261	40,058	33,936
Net gains (losses) on other investments	29,146	(58,751)	43,313	(100,921)	60,713
Net realized gains (losses) on fixed maturities	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—
Other income	—	—	—	—	—

Total revenues	108,374	65,146	128,729	180,789	396,076
Net losses and loss expenses	—	—	—	—	—
Claims and policy benefits	84,117	137,175	91,640	301,526	345,602
Acquisition costs	1,023	456	584	(159)	1,236
Interest expense	2,803	2,096	4,368	6,818	6,864
Net foreign exchange (gains) losses	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—
General and administrative expenses	2,180	2,273	2,126	2,917	2,813

Total losses and expenses	90,123	142,000	98,718	311,102	356,515

Income (loss) before taxes	$18,251	$(76,854)	$30,011	$(130,313)	$39,561

MAX CAPITAL GROUP LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2009	Sept. 30, 2008	Sept. 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	$30,314	$21,870	$14,408	$53,034	$40,934
Excess Liability	87,084	96,557	106,160	123,490	131,515
Professional Liability	134,845	116,565	116,624	159,140	157,450
Property	50,484	41,296	46,886	53,704	53,027

	302,727	276,288	284,078	389,368	382,926
Bermuda/Dublin Reinsurance:
Agriculture	87,338	$80,220	$872	$80,454	$985
Aviation	25,335	27,746	33,314	31,555	34,095
General Casualty	23,404	8,239	14,705	10,165	16,716
Marine & Energy	14,722	7,892	33,058	12,769	47,077
Medical Malpractice	56,397	64,555	49,868	77,133	53,138
Other	2,269	2,849	278	1,934	6,031
Professional Liability	45,922	29,306	37,082	38,718	33,640
Property	89,414	97,774	96,709	99,280	89,197
Whole Account	8,508	10,481	12,551	12,906	15,080
Workers’ Compensation	68,987	48,423	30,328	54,595	49,197

	422,296	377,485	308,765	419,509	345,156
U.S. Specialty:
General Casualty	69,026	42,849	—	59,838	12,302
Marine	45,917	$25,723	—	38,667	1,220
Property	104,325	65,590	21,692	95,848	34,721

	219,268	134,162	21,692	194,353	48,243
Max at Lloyd’s [a]:
Accident & Health	21,357	—	—	408	—
Financial Institutions	18,376	—	—	4,062	—
Professional Liability	14,599	—	—	2,928	—
Property	56,297	—	—	1,446	—

	110,629	—	—	8,844	—
Aggregate Property & Casualty	$1,054,920	$787,935	$614,535	$1,012,074	$776,325

Life & Annuity:
Annuity	$—	$92,821	$62,010	$239,555	$299,261
Health	—	—	28	—	29
Life	41,748	1,430	1,516	2,621	2,671

Aggregate Life & Annuity	41,748	94,251	63,554	242,176	301,961
Aggregate P&C and Life & Annuity	$1,096,668	$882,186	$678,089	$1,254,250	$1,078,286

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As of 30-Sep-09	Investment Distribution	As of 31-Dec-08	Investment Distribution
Cash and Cash Equivalents	$1,056,011	19.5%	$949,404	17.7%

U.S. Government and Agencies	437,967	8.1%	407,128	7.6%
Non-U.S. Government	100,363	1.9%	662,566	12.4%
Corporate Securities	1,210,951	22.3%	1,471,379	27.5%
Municipal Securities	68,630	1.3%	48,597	0.9%
Asset-Backed Securities	151,299	2.8%	178,554	3.3%
Residential Mortgage-Backed Securities	689,497	12.7%	713,419	13.3%
Commercial Mortgage-Backed Securities	287,776	5.3%	172,216	3.2%

Fixed Maturities carried at Fair Value	$2,946,483	54.4%	$3,653,859	68.2%

Other Investments carried at Fair Value	$389,515	7.2%	$753,658	14.1%

Total investments carried at Fair Value	$4,392,009	81.1%	$5,356,921	100.0%

U.S. Government and Agencies	$14,041	0.2%	$—	—
Non-U.S. Government	585,906	10.8%	—	—
Corporate Securities	426,297	7.9%	—	—

Fixed Maturities carried at Amortized Cost	$1,026,244	18.9%	$—	—

Total Investments	$5,418,253	100.0%	$5,356,921	100.0%

Credit Ratings	As of 30-Sep-09	Ratings Distribution	As of 31-Dec-08	Ratings Distribution
U.S. Government and Agencies [a]	$1,047,968	26.4%	$987,714	27.0%
AAA	677,434	17.1%	1,567,688	42.9%
AA	305,040	7.7%	406,299	11.1%
A	650,756	16.4%	622,646	17.1%
BBB	143,337	3.6%	59,432	1.6%
BB	32,607	0.8%	4,161	0.1%
B or lower	89,341	2.2%	5,919	0.2%

Fixed Maturities carried at Fair Value	$2,946,483	74.2%	$3,653,859	100.0%

U.S. Government and Agencies [a]	14,041	0.3%	$—	—
AAA	733,276	18.5%	—	—
AA	106,383	2.7%	—	—
A	158,387	4.0%	—	—
BBB	12,685	0.3%	—	—
BB	—	0.0%	—	—
B or lower	1,472	0.0%	—	—
			—	—

Fixed Maturities carried at Amortised Cost	$1,026,244	25.8%	$—	—

Total Fixed Maturities	$3,972,727	100.0%	$3,653,859	100.0%

	Quarter Ended 30-Sep-09	Quarter Ended 30-Jun-09	Quarter Ended 31-Mar-09	Quarter Ended 30-Sep-08	Nine months 30-Sep-09	Nine months 30-Sep-08
Net investment income	$42,830	$41,755	$40,488	$44,226	$125,073	$137,398
Net gains (losses) on other investments	23,275	21,406	18,013	(80,003)	62,693	(144,990)
Realized gains (losses) on fixed maturities	1,253	66	428	(948)	1,747	(1,024)
Impairment losses recognized in earnings	(139)	(2,014)	—	—	(2,153)	(16,887)

[a]	Included within US Government and Agencies are Agency-issued Residential Mortgage-Backed Securities with a fair value of $610,001

MAX CAPITAL GROUP LTD.

HEDGE FUND DETAIL - AS OF SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

		Periodic Rate of Return
	Fair Value	Last 3 Months	Year to Date	Last 12 months	Last 60 months*
Convertible Arbitrage	$—	0.00%	16.99%	19.28%	(0.41%)
Distressed Securities	75,003	8.90%	13.74%	2.09%	8.53%
Diversified Arbitrage	35,289	4.42%	7.85%	(12.54%)	(2.39%)
Emerging Markets	29,174	10.09%	32.09%	3.64%	8.33%
Event-Driven Arbitrage	56,110	4.30%	16.46%	(4.57%)	7.02%
Fixed Income Arbitrage	17,029	3.62%	16.30%	22.64%	12.70%
Global Macro	43,634	1.86%	8.50%	8.46%	6.50%
Long / Short Credit	11,083	6.47%	17.40%	7.03%	6.65%
Long / Short Equity	116,893	4.67%	10.52%	9.02%	5.48%
Opportunistic	2,772	(5.31%)	(32.64%)	(49.74%)	(3.58%)

Hedge Funds **	386,987	3.94%	9.36%	0.27%	4.08%
Reinsurance Private Equity	2,528	3.05%	10.88%	9.16%	14.15%

Other Investments	$389,515	3.94%	9.38%	0.32%	3.76%

		4.37%	9.80%	(1.24%)	3.44%

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]

Hedge Fund Performance History – 60 months ended September 30, 2009

Annual standard deviation	6.95%

Monthly performance	2004	2005	2006	2007	2008	2009
January		0.16%	2.75%	1.28%	(1.37%)	2.13%
February		1.69%	0.39%	1.50%	1.83%	0.65%
March		(0.61%)	1.22%	1.90%	(2.58%)	(0.76%)
April		(0.65%)	1.89%	2.30%	(0.13%)	(0.84%)
May		(0.68%)	(1.74%)	2.59%	2.51%	2.45%
June		1.20%	(0.66%)	0.85%	0.93%	1.53%
July		1.33%	(0.71%)	0.99%	(4.12%)	1.40%
August		0.98%	0.02%	(1.62%)	(2.14%)	0.78%
September		1.84%	(2.04%)	1.85%	(7.31%)	1.71%
October	1.04%	(1.45%)	1.37%	4.15%	(4.85%)
November	2.54%	0.61%	1.81%	0.10%	(1.75%)
December	1.74%	1.37%	1.96%	(0.13%)	(1.92%)
Quarterly performance
Q1		1.22%	4.41%	4.75%	(2.15%)	2.00%
Q2		(0.14%)	(0.54%)	5.83%	3.33%	3.14%
Q3		4.21%	(2.72%)	1.18%	(13.03%)	3.94%
Q4	5.41%	0.51%	5.22%	4.11%	(8.31%)
Period return	5.41%	5.88%	6.30%	16.78%	(19.38%)	9.36%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as at October 15, 2009
*	Annualized
**	Net of all fees

MAX CAPITAL GROUP LTD.

LARGEST 25 CORPORATE HOLDINGS - AS OF SEPTEMBER 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	SEPTEMBER 30, 2009
Issuer	Amortized Cost	Fair Value
European Investment Bank	$62,911	$60,415
KFW-Kredit Wiederaufrbau	51,069	54,809
General Electric Cap Corp	50,496	50,396
JP Morgan Chase & Co	38,433	39,174
Morgan Stanley	33,395	34,116
Citigroup Inc	27,656	26,523
Hypo PFandBriefBK Intl	26,307	28,343
Bank of America	23,917	23,888
UBS AG	23,423	24,337
Wal-Mart Stores	23,024	23,416
Deutsche Bank Financial	22,464	24,289
Network Rail	21,909	21,985
Goldman Sachs Group Inc	21,446	21,776
Credit Suisse USA Inc	19,964	20,806
Conocco Philips	18,885	19,973
Merrill Lynch	18,613	19,371
Nord Deutsche Landesbank	17,764	18,190
Credit Agricole	17,289	17,457
Caisse D’amort Dette SOC	17,246	20,327
HBOS Treasury Services plc	17,105	15,615
Wells Fargo Company	16,871	17,236
BP Capital Markets plc	16,633	17,123
Intl BK Recon & Develop	14,796	14,370
BK Nederlandse Gemeenten	13,250	12,379
Proctor and Gamble	12,973	13,776

	$627,839	$640,090

MAX CAPITAL GROUP LTD.

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept 30, 2009	Sept 30, 2008	2008	2007
Income and Return on Equity:
Net income (loss)	$183,623	$(81,235)	$(175,318)	$303,249
Net operating income (loss)	$148,404	$(58,231)	$(143,752)	$307,273
Shareholders’ equity	$1,546,674	$1,274,482	$1,280,331	$1,583,894

Annualized return on average shareholders’ equity [a]	17.3%	(7.6%)	(12.2%)	20.4%
Annualized net operating return on average shareholders’ equity [a]	14.0%	(5.4%)	(10.0%)	20.7%

Book value and dividends per share:
Diluted book value per share	$26.54	$21.88	$22.46	$25.59
Dividends paid per share	$0.28	$0.27	$0.36	$0.32

Change in diluted book value per share	18.2%	(14.5%)	(12.2%)	28.0%

Dividend payout ratio [b]	1.3%	2.2%	1.3%	1.4%

Total return to shareholders [c]	19.5%	(12.3%)	(10.9%)	29.4%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the beginning and ending shareholders’ equity.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

MAX CAPITAL GROUP LTD.

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTERS ENDED		NINE MONTHS ENDED
	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008
Net income available to common shareholders	$95,326	$(163,187)	$183,623	$(81,235)
Denominator:
Weighted average shares - basic
Outstanding [a]	56,834,601	56,037,375	56,590,983	56,318,786
Unvested restricted share units	398,514	347,759	387,918	341,671

	57,233,115	56,385,134	56,978,901	56,660,457
Share equivalents:
Warrants	787,738	—	570,871	—
Options	189,648	—	127,413	—
Employee Stock Purchase Plan	—	—	811	—

Weighted average shares - diluted [b] [c]	58,210,501	56,385,134	57,677,996	56,660,457

Basic earnings per common share	$1.67	$(2.89)	$3.22	$(1.43)

Diluted earnings per common share [c]	$1.64	$(2.89)	$3.18	$(1.43)

[a]	Includes weighted average unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.
[c]	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss.

MAX CAPITAL GROUP LTD.

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTERS ENDED		NINE MONTHS ENDED
	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008
Net income	$95,326	$(163,187)	$183,623	$(81,235)
Add (Less) after-tax items:
Net realized (gains) losses on fixed maturities	(711)	17,065	1,166	17,532
Net foreign exchange (gains) losses	395	1,971	(5,043)	1,984
Merger and acquisition expenses	(41,350)	(500)	(31,342)	3,488

Net operating income	53,660	(144,651)	148,404	(58,231)
Weighted average shares outstanding:
Basic	57,233,115	56,385,134	56,978,901	56,660,457
Diluted [a]	58,210,501	56,385,134	57,677,996	56,660,457
Basic per share data
Net income per share	$1.67	$(2.89)	$3.22	$(1.43)
Add (Less) after-tax items:
Net realized (gains) losses on fixed maturities	(0.01)	$0.30	0.02	0.31
Net foreign exchange (gains) losses	0.01	0.03	(0.09)	0.03
Merger and acquisition expenses	(0.72)	(0.01)	(0.54)	0.06

Net operating income per share	$0.95	$(2.57)	$2.61	$(1.03)

Diluted per share data [a]
Net income per diluted share	$1.64	$(2.89)	$3.18	$(1.43)
Add (Less) after-tax items:
Net realized (gains) losses on fixed maturities	(0.01)	0.30	0.02	0.31
Net foreign exchange (gains) losses	0.01	0.03	(0.09)	0.03
Merger and acquisition expenses	(0.72)	(0.01)	(0.54)	0.06

Net operating income per diluted share	$0.92	$(2.57)	$2.57	$(1.03)

[a]	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss.

MAX CAPITAL GROUP LTD.

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Sept 30, 2009	Sept 30, 2008	Dec 31, 2008
Price per share at period end	$21.37	$23.23	$17.70
Basic common shares outstanding [a]	57,013,063	55,970,138	55,905,509
Add: unvested restricted stock units	398,514	347,759	347,759
Add: dilutive impact of warrants outstanding	660,834	1,606,691	635,729
Add: dilutive impact of options outstanding	200,454	322,149	128,160

Diluted shares outstanding [b]	58,272,865	58,246,737	57,017,157

Basic book value per common share	$27.13	$22.77	$22.94
Diluted book value per common share	$26.54	$21.88	$22.46

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

MAX CAPITAL GROUP LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share and net operating return on average shareholders’ equity. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized gains or losses on fixed maturities, after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholder’s equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. This non-GAAP measure allows management to assess how the Company has performed in terms of wealth generated for our shareholders.